December 31, 2008 Supplemental Information Exhibit 99.2

1 December 31, 2008—
Disclaimer
Certain information contained in this release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts.
These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,”
“expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. Risks and uncertainties associated with our business include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants;
non-payment or late payment of rent by our tenants; our reliance on two tenants for a significant percentage of our revenue; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs;
the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; risks associated with acquisitions, including our ability to identify and complete favorable transactions, delays or failures in obtaining third party consents or approvals, the failure to achieve perceived benefits, unexpected costs or liabilities and potential litigation; the ability of our tenants to repay straight-line rent or loans in future periods; the ability of our tenants to obtain and maintain adequate liability and other insurance; our ability to attract new tenants for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our senior notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.
Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

2 December 31, 2008—
Contents
Debt Covenants: Credit Facility & Bond Covenants
Year to Date December 31, 2008 Investments
Other Assets
Reconciliation of 2009 Net Income Guidance to Diluted FFO and Diluted FAD Guidance
Projected Funding Obligations through 2011
Portfolio Performance Measures Definitions
Medical Office Building Portfolio Performance Metrics
Unconsolidated JV Portfolio Performance Metrics
Geographic Benchmarks
Tenant Benchmarks
Consolidated Portfolio Performance Metrics—Same Store and Total
Portfolio Summary
Financial Measures Definitions
32 PORTFOLIO
OVERVIEW_______________________________________________________________________
4th Quarter 2008 Investments
23 INVESTMENTS &
DISPOSITIONS________________________________________________________________
Lease Expirations and Mortgage Loans Receivable Principal Payments
Expected Dispositions
Unconsolidated Joint Venture Financial Statements
Interest and Fixed Charge Coverage
Debt Maturities and Debt Composition
Capitalization
Consolidated Balance Sheets
Reconciliation of Net Income to Funds Available for Distribution (FAD)
Reconciliation of Net Income to Funds From Operations (FFO)
Consolidated Statement of Operations
4 FINANCIAL
RESULTS_________________________________________________________________________
3 COMPANY FACT
SHEET______________________________________________________________________

3 December 31, 2008—
Company Fact Sheet
REIT structure provides opportunity to invest directly in real estate and indirectly in healthcare industry
Quality healthcare real estate portfolio
Long-term triple-net master leases with quality operators
Strong affiliations with premiere hospital systems in growing medical office building markets
Senior housing care a vital component of U.S. economy
High dividend yield and high dividend coverage
Financial stability
Well positioned to take advantage of investment opportunities and to conservatively grow earnings and dividends
NHP is one of the few healthcare REITs with investment grade ratings by Fitch,
Moody’s, and Standard & Poors.
Nationwide Health Properties, Inc. (NHP), incorporated October 1985, is a publicly traded real estate investment trust (REIT) that invests in senior housing facilities, long-term care facilities and medical office buildings throughout the
United States. NHP generally acquires real estate and then leases the assets under long-term triple-net master leases to senior housing and long-term care operators and various types of leases to multiple tenants in the case of medical office buildings.
As a REIT specializing in healthcare real estate, NHP provides a focused investment strategy with a well diversified portfolio. NHP employs a conservative, long-term approach to real estate investments with an experienced professional management team having extensive operating, real estate and finance backgrounds.
$4.3 billion in healthcare real estate
582 properties in 43 states
260 Assisted and Independent Living
189 Skilled Nursing
80  Medical Office Buildings
17 Other
36  Unconsolidated JV Facilities
Over 78 multi-facility tenants
Market Facts
Enterprise Value
$4.7 billion
Closing Price
$28.72
Market Capitalization
$2.9 billion
Dividend & Yield
$1.76 (6.1%)
52 week range
$18.13 – $39.99
Shares & OP Units
104.9 million
Company Profile
Investor Highlights
Our Portfolio
WI
(6%)
MA
(6%)
WA
(6%)
CA
(12%)
TX
(13%)
Credit Ratings
Fitch BBB- (positive outlook)
Moody’s Baa3 (positive outlook)
S&P  BBB-
as of December 31, 2008
as of December 31, 2008

4 December 31, 2008— FINANCIAL RESULTS

5 December 31, 2008—
Consolidated Statement of Operations
In thousands, except per share data
2008 2007 2008 2007
Revenues:
Triple-net lease rent $          72,691 $          70,651 $        285,398 $        268,346
Medical office building operating rent 17,229 6,928 60,287 16,061
89,920 77,579 345,685 284,407
Interest and other income 6,550 6,037 24,980 21,862
96,470 83,616 370,665 306,269
Expenses:
Interest and amortization of deferred financing costs 25,492 25,435 101,045 97,639
Depreciation and amortization 30,898 26,110 117,473 91,187
General and administrative 6,513 6,937 26,051 24,429
Medical office building operating expenses 7,849 3,512 26,631 8,596
70,752 61,994 271,200 221,851
25,718 21,622 99,465 84,418
Minority interests in net loss of consolidated joint ventures 24 73 131 212
Income from unconsolidated joint ventures 1,079 717 3,903 1,958
Gain on debt extinguishment, net 4,641 - 4,641 -
Gain on sale of facilities to joint ventures, net - 16,097 - 46,045
Income from continuing operations
31,462 38,509 108,140 132,633
Discontinued operations:
Gain on sale of facilities, net 1,552 10,783 154,995 72,069
Income from discontinued operations 402 3,944 5,003 19,756
1,954 14,727 159,998 91,825
Net income 33,416 53,236 268,138 224,458
Preferred stock dividends (1,452) (2,062) (7,637) (13,434)
Income available to common stockholders 31,964 $         51,174 $         260,501 $       211,024 $
Basic earnings per share (EPS):
Income from continuing operations excluding gains
$              0.25 $              0.22 $              0.98 $              0.81
Gains in income from continuing operations
0.05 0.17 0.05 0.51
Income from continuing operations 0.30 0.39 1.03 1.32
Discontinued operations 0.02 0.16 1.65 1.01
Income available to common stockholders
$              0.32 $              0.55 $              2.68 $              2.33
Diluted EPS:
Income from continuing operations excluding gains $              0.25 $              0.22 $              0.97 $              0.80
Gains in income from continuing operations 0.04 0.17 0.05 0.51
Income from continuing operations 0.29 0.39 1.02 1.31
Discontinued operations 0.02 0.15 1.62 1.01
Income
$              0.31 $              0.54 $              2.64 $              2.32
Weighted average shares outstanding for EPS:
Basic
100,353 93,399 97,246 90,625
Diluted
102,455 93,990 98,855 91,129
Three Months Ended December 31, Year Ended December 31,
Income before minority interests and unconsolidated joint ventures

6 December 31, 2008—
Reconciliation of Net Income to Funds From Operations (FFO)
See Financial Measures Definitions
2008 2007 2008 2007
Net income to FFO:
Net income 33,416 $            53,236 $            268,138 $          224,458 $
Preferred stock dividends (1,452) (2,062) (7,637) (13,434)
Real estate related depreciation and amortization 30,837 27,965 118,603 100,340
Depreciation in income from unconsolidated joint ventures 1,301 668 4,768 1,703
Gains on sale of facilities, net (1,552) (26,880) (154,995) (118,114)
FFO available to common stockholders
62,550 52,927 228,877 194,953
Series B preferred dividend add-back 1,452 2,062 7,637 8,250
Diluted FFO 64,002 54,989 236,514 203,203
Gain on debt extinguishment, net (4,641) - (4,641) -
Non-recurring settlement of delinquent tenant obligations - (1,667) - (3,632)
Recurring diluted FFO
59,361 $            53,322 $            231,873 $          199,571 $
Weighted average shares outstanding for FFO:
Diluted weighted average shares outstanding 102,455 93,990 98,855 91,129
Series B preferred stock add-back if not already converted 3,896 4,717 4,526 4,707
Fully diluted weighted average shares outstanding 106,351 98,707 103,381 95,836
Diluted per share amounts:
FFO 0.60 $                 0.56 $                 2.29 $                 2.12 $
Recurring FFO 0.56 $                 0.54 $                 2.24 $                 2.08 $
Dividends declared per common share
0.44 $                 0.41 $                 1.76 $                 1.64 $
Recurring diluted FFO payout ratio 79% 76% 79% 79%
Recurring diluted FFO coverage 1.27 1.32 1.27 1.27
In thousands, except per share data
Three Months Ended December 31, Year Ended December 31,

7 December 31, 2008—
Reconciliation of Net Income to Funds Available for Distribution (FAD)
See Financial Measures Definitions
2008 2007 2008 2007
Net income to FAD:
Net income 33,416 $            53,236 $            268,138 $          224,458 $
Preferred stock dividends (1,452) (2,062) (7,637) (13,434)
Real estate related depreciation and amortization 30,837 27,965 118,603 100,340
Gains on sale of facilities, net (1,552) (26,880) (154,995) (118,114)
Gain on debt extinguishment, net (4,641) - (4,641) -
Straight-lined rent (2,388) (1,735) (10,263) (2,886)
Amortization of intangible assets and liabilities (148) (74) (559) (96)
Non-cash stock-based compensation expense 1,528 1,247 5,800 4,733
Deferred finance cost amortization 908 737 3,173 2,803
Lease commissions and tenant and capital improvements (716) (1,260) (3,715) (2,758)
NHP's share of FAD reconciling items from unconsolidated joint ventures:
Real estate related depreciation and amortization 1,301 668 4,768 1,703
Straight-lined rent (12) - (66) -
Deferred finance cost amortization 21 10 84 20
FAD available to common stockholders 57,102 51,852 218,690 196,769
Series B preferred dividend add-back 1,452 2,062 7,637 8,250
Diluted FAD 58,554 53,914 226,327 205,019
Non-recurring settlement of delinquent tenant obligations - (1,667) - (3,632)
Recurring diluted FAD
58,554 $            52,247 $            226,327 $          201,387 $
Weighted average shares outstanding for FAD:
Weighted average shares outstanding 102,455 93,990 98,855 91,129
Series B preferred stock add-back if not already converted 3,896 4,717 4,526 4,707
Fully diluted weighted average shares outstanding 106,351 98,707 103,381 95,836
Diluted per share amounts:
FAD 0.55 $                 0.55 $                 2.19 $                 2.14 $
Recurring FAD 0.55 $                 0.53 $                 2.19 $                 2.10 $
Dividends declared per common share 0.44 $                 0.41 $                 1.76 $                 1.64 $
Recurring diluted FAD payout ratio
80% 77% 80% 78%
Recurring diluted FAD coverage 1.25 1.29 1.24 1.28
In thousands, except per share data
Three Months Ended December 31, Year Ended December 31,

8 December 31, 2008—
Actual
2008 Low High
Net income 268,138 $                   155,540 $                   160,880 $
Preferred stock dividends (7,637)                         (5,813)                         (5,813)
Real estate related depreciation and amortization 118,603                      115,095                      115,095
Depreciation in income from unconsolidated joint ventures 4,768             5,052                          5,052
Minority interest - NHP/PMB 341                             341
Gains on sale of facilities, net (154,995)                     (36,988)                       (36,988)
FFO available to common stockholders 228,877                      233,227                      238,567
Series B preferred dividends 7,637                          5,813                          5,813
Diluted FFO 236,514                      239,040                      244,380
Gain on extinguishment of debt, net (4,641)                         -                              -
Recurring diluted FFO 231,873         239,040                  244,380
Straight-lined rent          (10,263)                     (6,463)                     (6,463)
Amortization of intangible assets and liabilities                (559)                        (562)                        (562)
Non-cash stock-based compensation expense              5,800                       7,473                       7,473
Deferred finance cost amortization              3,173                       3,154                       3,154
Lease commissions and tenant and capital improvements            (3,715)                     (5,608)                     (5,608)
Unconsolidated Joint Ventures:
Straight-lined rent                  (66)                          (26)                          (26)
Deferred finance cost amortization                    84                            84                            84
Recurring diluted FAD
$                  226,327 $                  237,092 $                  242,432
Recurring diluted FFO per share 2.24 $                         2.20 $                         2.25 $
Recurring diluted FAD per share 2.19 $                         2.18 $                         2.23 $
Weighted average shares outstanding for diluted FFO:
Diluted weighted average shares outstanding 97,773                        103,410                      103,410
NHP/PMB OP units 1,082                          1,830                          1,830
Series B preferred stock conversion 4,526                          3,375                          3,375
Fully diluted weighted average shares outstanding 103,381                      108,615                      108,615
Guidance
Year Ended December 31, 2009
NATIONWIDE HEALTH PROPERTIES, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
Reconciliation of Net Income to Recurring Diluted FFO and FAD Per Share

9 December 31, 2008—
Consolidated Balance Sheets
December 31, December 31,
2008 2007
Assets
Real estate related investments:
Land 320,394 $           301,100 $
Buildings and improvements 3,079,819 2,896,876
3,400,213 3,197,976
Less accumulated depreciation (490,112) (410,865)
Net real estate 2,910,101 2,787,111
Mortgage loans receivable, net 112,399 121,694
Mortgage loan receivable from related party 47,500 -
Investment in unconsolidated joint ventures 54,299 52,637
Net real estate related investments 3,124,299 2,961,442
Cash and cash equivalents 82,250 19,407
Receivables, net 6,066 3,808
Assets held for sale 4,542 -
Intangible assets 109,434 58,481
Other assets 131,534 101,215
Total assets 3,458,125 $        3,144,353 $
Liabilities and Stockholders' Equity
Unsecured senior credit facility - $                    41,000 $
Senior notes due 2009 - 2038 1,056,233 1,166,500
Notes and bonds payable 435,199 340,150
Accounts payable and accrued liabilities 144,566 107,844
Total liabilities 1,635,998 1,655,494
Minority interests 61,460 6,166
Stockholders' equity:
Series B convertible preferred stock 74,918 106,445
Common stock 10,228 9,481
Capital in excess of par value 1,786,193 1,565,249
Cumulative net income 1,556,889 1,288,751
Accumulated other comprehensive income 1,846 2,561
Cumulative dividends (1,669,407) (1,489,794)
Total stockholders' equity 1,760,667 1,482,693
Total liabilities and stockholders' equity 3,458,125 $        3,144,353 $
In thousands

10 December 31, 2008—
Other Assets
December 31, December 31,
2008 2007
Other receivables, net 64,998 $             34,379 $
Straight-line rent receivables, net 21,224 10,727
Deferred financing costs 15,377 17,927
Capitalized lease and loan origination costs 2,631 2,307
Investments and restricted funds 13,257 18,024
Prepaid ground leases 10,241 10,431
Other 3,806 7,420
131,534 $           101,215 $
In thousands

11 December 31, 2008—
Capitalization
Debt
Unsecured senior credit facility - $             $        41,000
Senior notes 1,056,233 1,166,500
Notes and bonds payable 435,199 340,150
Consolidated debt 1,491,432 1,547,650
NHP's share of unconsolidated debt 91,108 79,234
Total debt 1,582,540 $  1,626,884 $
Book Capitalization
Consolidated debt 1,491,432 $  1,547,650 $
Minority interests 61,460 6,166
Total stockholders' equity 1,760,667 1,482,693
Consolidated book capitalization 3,313,559 3,036,509
Accumulated depreciation and amortization 490,112 410,865
Consolidated undepreciated book capitalization 3,803,671 3,447,374
NHP's share of unconsolidated debt 91,108 79,234
NHP's share of unconsolidated accum. depreciation and amortization 6,670 1,703
Total undepreciated book capitalization 3,901,449 $  3,528,311 $
Enterprise Value
Shares Price Shares Price
Common stock 102,280 28.72 $    2,937,480 $  94,806 31.37 $    2,974,057 $
Limited partnership units 1,830 28.72 $    52,545 - - $       -
Series B preferred stock 749 126.00 $  94,397 1,064 140.00 $  149,023
Consolidated market equity capitalization 3,084,422 3,123,080
Consolidated debt 1,491,432 1,547,650
Consolidated enterprise value 4,575,854 4,670,730
NHP's share of unconsolidated debt 91,108 79,234
Total enterprise value 4,666,962 $  4,749,964 $
Leverage Ratios
Consolidated debt to consolidated undepreciated book capitalization 39.2% 44.9%
Total debt to total undepreciated book capitalization 40.6% 46.1%
Consolidated debt to consolidated enterprise value 32.6% 33.1%
Total debt to total enterprise value 33.9% 34.3%
December 31, 2007 December 31, 2008
In thousands, except stock prices and ratios

12 December 31, 2008—
Capitalization (2)
Undepreciated
Book Basis
Enterprise
Value
59% Equity
41% Debt
66% Equity
34% Debt
67%
Unsecured
33%
Secured
94%
6%
Fixed
Variable
Debt Composition
Based on total debt including NHP’s share of unconsolidated joint venture

13 December 31, 2008—
Debt Maturities and Debt Composition
Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate
2009 - $          - 87,000 $          (1) 7.8% 39,071 $    (3) 6.6% 126,071 $      7.4% - $                 - 126,071 $      7.4%
2010 - - - - 71,263 5.9% 71,263 5.9% 5,148 6.0% 76,411 5.9%
2011 - - 339,040 6.5% 33,096 6.5% 372,136 6.5% - - 372,136 6.5%
2012 - - 72,950 8.3% 46,007 7.2% 118,957 7.8% 14,000 6.0% 132,957 7.6%
2013 - - 322,823 (2) 6.3% 40,406 6.0% 363,229 6.2% - - 363,229 6.2%
2014 - - - - 22,693 6.0% 22,693 6.0% 25,616 5.8% 48,309 5.9%
2015 - - 234,420 6.0% 60,830 5.7% 295,250 5.9% 34,028 5.9% 329,278 5.9%
2016 - - - - 21,319 5.9% 21,319 5.9% - - 21,319 5.9%
2017 - - - - 100 5.0% 100 5.0% - - 100 5.0%
2018 - - - - 7,800 6.1% 7,800 6.1% - - 7,800 6.1%
Thereafter - - - - 92,614 5.1% 92,614 5.1% 12,316 6.4% 104,930 5.3%
Total - $          - 1,056,233 $     6.5% 435,199 $  6.0% 1,491,432 $   6.4% 91,108 $          6.0% 1,582,540 $   6.3%
Weighted average
maturity in years -
3.8 7.9 5.0 7.7 5.2
Principal Rate % of Total Principal Rate % of Total
Fixed rate debt
Senior notes 1,056,233 $     6.5% 66.7% $   1,166,500 6.6% 71.7%
Notes and bonds 339,110 6.1% 21.4% 277,930 6.3% 17.1%
NHP's share of unconsolidated debt 85,960 6.0% 5.4% 79,234 6.0% 4.9%
Total fixed rate debt 1,481,303 6.4% 93.6% 1,523,664 6.5% 93.7%
Variable rate debt
Credit facility - - - 41,000 5.5% 2.5%
Notes and bonds 96,089 5.6% 6.1% 62,220 5.7% 3.8%
NHP's share of unconsolidated debt 5,148 6.0% 0.3% - - -
Total variable rate debt 101,237 5.6% 6.4% 103,220 5.6% 6.3%
Total debt
1,582,540 $
6.3% 100.0%
1,626,884 $
6.5% 100.0%
(1) Includes $55 million of notes putable October of 2009, 2012, 2017 and 2027 with a final maturity in 2037
(2) Includes $23 million of notes putable July of 2013, 2018, 2023 and 2028 with a final maturity in 2038
(3) Includes a $33 million note for which the first of two available 12-month extensions was exercised subsequent to year-end
General Notes:
Debt Maturity excludes Principal Amortization
NHP's Share of
Unconsolidated Debt Consolidated Debt
In thousands
Debt Maturities
Total Debt Senior Notes Notes and Bonds Credit Facility
Period
December 31, 2008 December 31, 2007
Debt Composition

14 December 31, 2008—
Credit Facility Covenants
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
48%
64%
62%
43%
50%
Net Asset Value
Total Liabilities to
Capitalization Value
Fixed Charges Ratio
Secured Indebtedness Ratio
Unsecured Debt to
Unencumbered Asset Ratio
1. With our current asset value, we can increase total debt by up to $1.0 billion and remain in compliance
2. With our current EBITDA, we can increase total fixed charges (interest expense, debt service and preferred dividends) by up to $75.0 million and remain in compliance

15 December 31, 2008—
Bonds Covenants (Bonds Issued Prior to 2006)
1. With our current unencumbered assets, we can increase total unsecured debt by up to $1.0 billion and remain in compliance
2. With our current EBITDA, we can increase total interest expense by up to $122.3 million and remain in compliance
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
7%
42%
28%
40%
Limitation on Secured
Debt Under Bond Indenture
Senior Debt to
Capital Base
Senior Debt to
Tangible Net Worth
Senior and Non-recourse
Debt to Capital Base

16 December 31, 2008—
New Bond Covenants (Bonds Issued After 2006)
1. With our current unencumbered assets, we can increase total unsecured debt by up to $1.0 billion and remain in compliance
2. With our current EBITDA, we can increase total interest expense by up to $122.3 million and remain in compliance
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
48%
63%
47%
41%
Unencumbered Assets to
Unsecured Debt
Total Indebtedness
EBITDA to Interest Expense
Limitation on Secured Debt

17 December 31, 2008—
Interest and Fixed Charge Coverage
See Financial Measures Definitions
2008 2007 2008 2007
Reconciliation of Net Income to EBITDA:
Net income 33,416 $            53,236 $            268,138 $          224,458 $
Interest and amortization of deferred financing costs in continuing operations 25,492 25,435 101,045 97,639
Interest and amortization of deferred financing costs in discontinued operations - 1,060 1,004 4,340
Depreciation and amortization in continuing operations 30,898 26,110 117,473 91,187
Depreciation and amortization in discontinued operations 67 1,977 1,634 9,607
Consolidated EBITDA 89,873 107,818 489,294 427,231
NHP's share of EBITDA reconciling items from unconsolidated joint ventures:
Interest and amortization of deferred financing costs 1,340 746 5,093 1,595
Depreciation and amortization 1,301 668 4,768 1,703
Total EBITDA 92,514 109,232 499,155 430,529
Gain on debt extinguishment, net (4,641) - (4,641) -
Gains on sale of facilities, net (1,552) (26,880) (154,995) (118,114)
Adjusted Total EBITDA 86,321 $            82,352 $            339,519 $          312,415 $
Adjusted Consolidated EBITDA 83,680 $            80,938 $            329,658 $          309,117 $
Interest Expense:
Consolidated interest expense (including discontinued operations) 24,584 $            25,711 $            98,876 $            99,170 $
NHP's share of interest expense from unconsolidated joint ventures 1,319 736 5,009 1,575
Total interest expense
25,903 26,447 103,885 100,745
Fixed Charges:
Consolidated interest expense (including discontinued operations) 24,584 $            25,711 $            98,876 $            99,170 $
Preferred stock dividends 1,452 2,062 7,637 13,434
Consolidated fixed charges 26,036 27,773
106,513
112,604
NHP's share of interest expense from unconsolidated joint ventures 1,319 736 5,009 1,575
Total fixed charges
27,355 $            28,509 $            111,522 $          114,179 $
Consolidated Adjusted Interest Coverage Ratio 3.40 3.15 3.33 3.12
Total Adjusted Interest Coverage Ratio
3.33 3.11 3.27 3.10
Consolidated Adjusted Fixed Charge Coverage Ratio
3.21 2.91 3.10 2.75
Total Adjusted Fixed Charge Coverage Ratio
3.16 2.89 3.04 2.74
In thousands
Three Months Ended December 31, Year Ended December 31,

18 December 31, 2008—
Unconsolidated Joint Venture Financial Statements
In thousands
December 31, 2008 December 31, 2007
Assets
Land 38,892 $                     35,042 $
Buildings and improvements 525,214                      496,188
Gross real estate 564,106                      531,230
Accumulated depreciation (24,138)                       (6,811)
Net real estate 539,968                      524,419
Cash 3,216                          3,689
Receivables 45                               -
Other assets 5,964                          2,825
Total assets 549,193 $                  530,933 $
Liabilities and equity
Notes payable 343,842 $                  316,935 $
Accounts payable and accrued liabilities 19,623                        3,461
Total liabilities 363,465                      320,396
Equity contributions 229,475                      215,970
Distributions (32,148)                       (7,194)
Retained earnings 2,760                          1,761
Other comprehensive income (14,359)                       -
Total equity 185,728                      210,537
Total liabilities and equity 549,193 $                  530,933 $
NHP's investment in joint venture 50,032 $                     (1) 52,637 $
(1) Excludes NHP's investment in PMB Real Estate Services LLC ("PMBRES") and PMB SB 399-
401 East Highland LLC ("PMB SB"). NHP's investment in PMBRES was $967,000 at December
31, 2008. NHP's investment in PMB SB was $3,300,000 at December 31, 2008.
Balance Sheet

19 December 31, 2008—
Unconsolidated Joint Venture Financial Statements (2)
(1) Excludes NHP's income/loss from PMBRES and PMB SB. NHP's share of the income from PMBRES was $57,000 for the three months ended December 31, 2008. NHP's share of the loss from PMB SB was $35,000 for the three months ended December 31, 2008. NHP's share of the loss from PMBRES and PMB SB was $273,000 and $14,000, respectively, for the year ended December 31, 2008.
In thousands
2008 2007 2008 2007
Revenues
Rent 11,511 $            6,703 $              45,541 $            16,560 $
Interest and other income 40 17 101 110
Total revenues 11,551 6,720 45,642 16,670
Expenses
Interest and amortization of deferred finance costs 5,094 2,982 19,939 6,379
Depreciation and amortization 4,727 2,674 18,359 6,811
General and administrative* 1,538 613 6,345 1,719
Total expenses 11,359 6,269 44,643 14,909
Net income 192 $                  451 $                  999 $                  1,761 $
NHP Income and FFO from Joint Venture
Share of net income 48 $                    112 $                  250 $                  440 $
Management fee* 1,009 604 3,940 1,518
Income from joint venture (1) 1,057 716 4,190 1,958
Share of depreciation 1,182 668 4,590 1,703
FFO from joint venture 2,239 $              1,384 $              8,780 $              3,661 $
* NHP's management fee is included in the joint venture's general and administrative expense
Income Statement
Three Months Ended December 31, Year Ended December 31,

20 December 31, 2008—
Financial Measures Definitions
Adjusted EBITDA:
We believe that Adjusted EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of the Adjusted
Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio and
we present it solely for the purpose of being used in those calculations.
Adjusted EBITDA is calculated by adding back any gains and losses on the sale of real estate and any impairments to EBITDA for a given period. We believe Adjusted EBITDA is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.
However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider Adjusted EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations. The usefulness of Adjusted EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments. Adjusted EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not be considered as an alternative to either of those measures. Our calculation of Adjusted EBITDA may not be comparable to similar measures reported by other companies.
Adjusted Fixed Charge Coverage Ratio:
We believe that the Adjusted Fixed Charge Coverage Ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest and preferred dividend payment obligations and allows investors to compare interest and dividend paying capabilities among different companies.
We calculate the Adjusted Fixed Charge Coverage Ratio by dividing Adjusted
EBITDA by Fixed Charges. In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the components Adjusted EBITDA and Fixed Charges. Our calculation of the
Adjusted Fixed Charge Coverage Ratio should not be considered an alternative to the ratio of earnings to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to similar ratios reported by other companies.
Adjusted Interest Coverage Ratio:
We believe that the Adjusted Interest Coverage Ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest payment obligations and allows investors to compare interest paying capabilities among different companies. We calculate the Adjusted Interest
Coverage Ratio by dividing Adjusted EBITDA by interest expense (including capitalized interest, if any). In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the component Adjusted EBITDA. Our calculations of the Adjusted Interest
Coverage Ratio may not be comparable to similar ratios reported by other companies.
EBITDA:
We believe that EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of Adjusted EBITDA which is in turn used in the calculation of the Adjusted Interest Coverage
Ratio and the Adjusted Fixed Charge Coverage Ratio and we present it solely for the purpose of being used in those calculations. EBITDA is calculated by adding interest, taxes, depreciation and amortization to net income. The real estate industry uses EBITDA as a non-GAAP measure of both operating performance and liquidity. We believe it is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations. However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations. The usefulness of EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments. EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not be considered as an alternative to either of those measures. Our calculation of
EBITDA may not be comparable to similar measures reported by other companies.

21 December 31, 2008—
Financial Measures Definitions (2)
FAD Payout Ratio and FFO Coverage:
The FAD Payout Ratio is calculated by dividing the common dividend per share by diluted FAD per share for any given period. FAD Coverage is calculated by dividing diluted FAD per share by the common dividend per share for any given period. We believe that both of these amounts are important supplemental liquidity measures that enable investors to compare dividend security among REITs.
Fixed Charges:
Fixed Charges is a measure of the total interest and preferred stock dividend obligations of a company. It is calculated by adding interest expense
(including capitalized interest, if any) and preferred stock dividends for any given period and is utilized in calculating the Adjusted Fixed Charge
Coverage Ratio. It’s usefulness is limited as, among other things, it does not include required principal payments or any other contractual obligations a company may have. Our calculation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to Fixed Charges reported by other companies.
Funds Available for Distribution (“FAD”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FAD and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time. However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. FAD was developed as a supplemental measure of operating performance primarily to exclude non-cash revenues and expenses that are included in FFO. FAD is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization, plus or minus straight-lined rent (plus cash in excess of rent or minus rent in excess of cash), plus or minus amortization of above or below market lease intangibles, plus non-cash stock based compensation, plus deferred finance cost amortization plus any impairments minus lease commissions, tenant improvements and capital improvements paid. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures. We believe that the use of FAD and its related per share amounts and FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions and different non-cash revenues and expenses. Additionally, FAD is widely used by industry analysts as a measure of operating performance for equity REITs. FAD does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance. Our calculations of FAD may not be comparable to FAD reported by other REITs or analysts that define it differently than we do.
Funds from Operations (“FFO”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FFO and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time. However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. We calculate FFO in accordance with the National Association of Real Estate Investment Trusts'
definition. FFO is defined as net income (computed in accordance with
GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization. The same adjustments are made to reflect our share of gains and losses from the sale of real estate and real estate related depreciation and amortization from unconsolidated joint ventures. We believe that the use of FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a

22 December 31, 2008—
Financial Measures Definitions (3)
more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions. Additionally, FFO is widely used by industry analysts as a measure of operating performance for equity REITs.
FFO does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance. Our calculations of FFO may not be comparable to
FFO reported by other REITs that do not define the term in accordance with the NAREIT definition or interpret that definition differently than we do.
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets. Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Recurring FAD:
Recurring FAD excludes from FAD any material one-time items reflected in the financial statements for a given period.
Recurring FFO:
The NAREIT definition of FFO doesn’t exclude impairments of assets. We believe that impairments are equivalent to losses on sale that are taken early due to the current requirements of GAAP, therefore we generally present
Recurring FFO, which excludes impairments, for any period where our net income includes an impairment. We also exclude any material one-time items reflected in the financial statements for a given period.

23 December 31, 2008— INVESTMENTS & DISPOSITIONS * * * * * * * *

24 December 31, 2008—
4
th
Quarter 2008 Investments
Gross investment in thousands
Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units/ Feet Age Investment Square Foot Yield
Owned Facilities
Assisted and independent living facilities 3               151              7               18,000 $        119,000 $        8.5%
Skilled nursing facilities 1               122              17             9,000             74,000 $          10.3%
Total senior housing and long-term care 4               273              11             27,000           99,000 $          9.1%
Medical office buildings 2               -              127,953          7               49,000
(1)
289 $               6.0%
Subtotal 6               273              127,953          76,000           7.1%
Capital expenditures -            -              -                 18,000
Total investments 6               273              127,953          94,000
Total Consolidated
Assisted and independent living facilities 3               151              7               18,000           119,000 $        8.5%
Skilled nursing facilities 1               122              17             9,000             74,000 $          10.3%
Total senior housing and long-term care 4               273              11             27,000           99,000 $          9.1%
Medical office buildings 2               -              127,953          7               49,000
(1)
289 $               6.0%
Subtotal 6               273              127,953          76,000           7.1%
Capital expenditures -            -              -                 18,000
Total investments 6               273              127,953          94,000
Unconsolidated Joint Venture
Assisted and independent living facilities -            -              -            8,000
(2)
- $                8.0%
Skilled nursing facilities -            -              -            13,000
(2)
- $                9.3%
Subtotal -            -              -            21,000           - $                8.8%
Capital expenditures -            -              3,000
Total investments -            -              24,000
Total Investments
Assisted and independent living facilities 3               151              7               26,000           172,000 $        8.4%
Skilled nursing facilities 1               122              17             22,000           180,000 $        9.7%
Total senior housing and long-term care 4               273              11             48,000           176,000 $        9.0%
Medical office buildings 2               -              127,953          7               49,000
(1)
289 $               6.0%
Subtotal 6               273              127,953          97,000           7.5%
Capital expenditures -            -              -                 21,000
(3)
Total investments 6               273              127,953          118,000 $
(1)
(2)
(3)
Includes $12 million of additional acquisition costs recorded in Q4 2008 related to previous acquisitions under our February 2008 agreement with Pacific Medical
Buildings LLC and certain of its affiliates.
Reflects exercise of a purchase option on one assisted/independent living facility and one skilled nursing facility in which the JV already had leasehold interests.
The total investments for capital expenditures includes $20.0 million of revenue producing capital expenditures on our existing triple net portfolio at a blended yield of
7.8%.

25 December 31, 2008—
MOB ACQUISITION | Pacific Medical Buildings California MOB (November 2008)
Purchase Price: $22M
Price per SQFT: $328
Lease: Triple Net
Average Age: 8 year
No. of Facilities: 1
Facility Type: MOB
Rentable Square Feet: 67,000
Occupancy: 100%
Key Stats
Chula Vista, California
Location

26 December 31, 2008—
MOB ACQUSITION | Pacific Medical Buildings Nevada MOB (December 2008)
Purchase Price: $16.2M
Price per SQFT: $266
Lease: Multi Tenant
Age: 5 years
No. of Facilities: 1
Facility Type: MOB
Rentable Square Feet: 60,953
Occupancy: 90%
Key Stats
Reno, Nevada
Location

27 December 31, 2008—
Year to Date December 31, 2008 Investments
Gross investment in thousands
Building Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units Feet Age Investment Square Foot Yield
Owned Facilities
Assisted and independent living facilities 18             569              22                60,000 $        105,000 $           8.7%
Skilled nursing facilities 12             1,241           24                63,000           51,000 $             9.5%
Total senior housing and long-term care 30             1,810           23                123,000         68,000 $             9.1%
Medical office buildings 23             -              789,133       9                  292,000         370 $                  6.2%
Subtotal 53             1,810           789,133       415,000         7.1%
Capital expenditures -            -              -               45,000
(1)
Total investments 53             1,810           789,133       460,000
Loans
Skilled nursing facilities 1               130              35                7,000             54,000 $             10.0%
Total senior housing and long-term care 1               130              35                7,000             54,000 $             10.0%
Medical office buildings 1               -              172,000       1                  48,000           279 $                  6.5%
Other loans -            -              -               33,000           7.8%
Total loans 2               130              172,000       4                  88,000           7.3%
Total Consolidated
Assisted and independent living facilities 18             569              22                60,000           105,000 $           8.8%
Skilled nursing facilities 13             1,371           25                70,000           51,000 $             9.6%
Total senior housing and long-term care 31             1,940           24                130,000         67,000 $             9.2%
Other loans -            -              33,000           7.8%
Medical office buildings 24             -              961,133       8                  340,000         354 $                  6.2%
Subtotal 55             1,940           961,133       503,000         7.1%
Capital expenditures -            -              -               45,000
(1)
Total investments 55             1,940           961,133       548,000
Unconsolidated Joint Venture
Assisted and independent living facilities -            -              -               8,000
(2)
- $                    8.0%
Skilled nursing facilities -            -              -               13,000
(2)
- $                    9.3%
Medical office buildings 2               -              134,000       20                19,000           - $                    7.3%
Subtotal 2               -              134,000       -               40,000           - $                    8.1%
Capital expenditures -            -              -               12,000
(1)
Total investments 2               -              134,000       52,000
Total Investments
Assisted and independent living facilities 18             569              22                68,000           120,000 $           8.7%
Skilled nursing facilities 12             1,241           24                76,000           61,000 $             9.6%
Total senior housing and long-term care 30             1,810           23                144,000         80,000 $             9.2%
Medical office buildings 25             -              923,133       9                  311,000         337 $                  6.3%
Total real estate acquisitions 55             1,810           923,133       455,000         7.2%
Total loans 2               130              172,000       4                  88,000           7.3%
Subtotal 57             1,940           1,095,133    543,000         7.2%
Capital expenditures -            -              -               57,000
(1)
Total investments 57             1,940           1,095,133    600,000 $
(1)
(2)
Reflects exercise of a purchase option on one assisted/independent living facility and one skilled nursing facility in which the JV already had leasehold interests.
The total investments for capital expenditures includes $48.0 million of revenue producing capital expenditures on our existing triple net portfolio at a blended yield of 8.0%.

28 December 31, 2008—
Expected Dispositions
Investment
Actual Full Year Gross Required at 8.5% % Financing
Revenue Revenue Proceeds Gain Assumed Yield From Proceeds
For the Year Ended 2008
Purchase options 2,231,000 $    3,193,000 $       32,369,000 $         18,386,000 $    37,565,000 $    86%
Loan payoffs 1,007,000 1,414,000 13,243,000 - 16,635,000 80%
Asset Recycling - 734,000 4,500,000 1,765,000 8,635,000 52%
Lease Restructuring 244,000 365,000 - - 4,294,000
Strategic asset sales 13,601,000 18,134,000 305,000,000 134,583,000 213,341,000 143%
17,083,000 $  23,840,000 $     355,112,000 $       154,734,000 $  280,470,000 $  127%
Projected 2009
Certain [A]
Purchase options 2,597,000 $    3,130,000 $       35,000,000 $         21,125,000 $    36,824,000 $    95%
Loan payoffs 264,000 304,000 3,002,000 - 3,576,000 84%
Total certain 2,861,000 $    3,434,000 $       38,002,000 $         21,125,000 $    40,400,000 $    94%
High [B]
Purchase options 1,250,000 $    1,913,000 $       26,139,000 $         5,961,000 $      22,506,000 $    116%
Loan payoffs* 2,758,000 5,530,000 66,286,000 9,902,000 65,059,000 102%
Asset recycling 318,000 401,000 3,342,000 - 4,718,000 71%
Lease restructuring - 743,000 - - 8,741,000
Total high 4,326,000 $    8,587,000 $       95,767,000 $         15,863,000 $    101,024,000 $  95%
Total Projected 2009
Total certain 2,861,000 3,434,000 38,002,000 21,125,000 40,400,000 94%
Total high 4,326,000 8,587,000 95,767,000 15,863,000 101,024,000 95%
7,187,000 $    12,021,000 $     133,769,000 $       36,988,000 $    141,424,000 $  95%
*The gain on the loan payoff represents the gain deferred at the time we financed the sale of the facilities
[A] Projected dispositions categorized as "Certain" represent items where NHP received written notice from the tenant or entered into agreements related to the facilities
[B] Projected dispositions categorized as "High" represent items where NHP estimates a high probability of disposition based on an analysis of facility performance, the tenant's financial condition and current financing options available

29 December 31, 2008—
The $ 700 million credit facility matures in December of 2010, but can be extended at NHP's option to December 2011
Above analysis does not include future potential additional capital sources such as retained operating cash flows, formation of joint ventures or capital transactions
Projected Funding Obligations through 2011 (as of December 31, 2008)
Nationwide Health Properties
Funding Obligations Through 2011
(as of December 31, 2008)
NHP Consolidated Acquisition Obligations
Est. Closing
Date
Amount
($000s)
Initial
Yield
2009 2010 2011 Total
[A]
PMB - Pomona, CA Sep 2009 37,500 $  7.0% 37,500 $      37,500 $
NHP Consolidated Total Acquisition Obligations 37,500 $      - $            - $            37,500 $
Expansion, Renovation & Capital Expenditures
2009 2010 2011 Total
[B]
NHP Consolidated 55,852 $      34,510 $      18,438 $      108,800 $
Unconsolidated Joint Venture 2,562 $        294 $           294 $           3,151 $
Total Expansion, Renovation & Capital Expenditures 58,414 $      34,804 $      18,732 $      111,950 $
Debt Maturities
2009
[C]
2010 2011 Total
Amount ($000s) 133,506 $    75,389 $      372,136 $    581,031 $
Rate 6.7% 6.0% 6.5% 6.5%
Total Forward Capital Commitments 229,420 $    110,193 $    390,868 $    730,481 $
Estimated Proceeds from Purchase Options, Loan Payoffs and Asset Sales 133,769 $
Cash Balance as of December 31, 2008 82,250 $
Remaining Availability on Credit Facility 700,000 $
Total Funding Availabity as of December 31, 2008 916,019 $
General Notes:
Cash Required ($000s)
[A] The total reflects an estimate through December 2011 only and does not include a June 2014 obligation for $59 million (Willowcreek - Hillsboro, OR)
[B] The total reflects an estimate of commitments through December 2011 only; the total remaining commitment after 2011 equals $19.2 million
[C] Subsequent to year end, NHP exercised the first of two available 12-month extension options on a $33M loan that was scheduled to mature in 2Q09

30 December 31, 2008—
Conditional Pacific Medical Buildings Acquisition Obligations through 2011 (as of December 31, 2008)
Nationwide Health Properties
Conditional Funding Obligations Through 2011
(as of December 31, 2008)
NHP Consolidated Conditional Obligations
[A]
Initial
Yield
2009 2010 2011 Total
PMB - Poway, CA 5.8% 42,595 $    42,595 $
PMB - Mission Viejo, CA 5.8% 96,080 $    96,080 $
PMB - Honolulu, HI 7.0% - $          - $
PMB - Reno, NV 6.3% 21,684 $    21,684 $
PMB - Burbank, CA 5.8% 58,231 $    58,231 $
PMB - Orange, CA 5.8% 86,470 $    86,470 $
PMB - Pasadena, CA 5.8% 104,547 $  104,547 $
PMB - Gilbert, AZ 6.0% 24,355 $    24,355 $
5.8% 305,060 $  128,902 $  - $          433,962 $
Est. Closing Date Purchase Price Per Contribution Agreement ($000s)
Indefinitely postponed
[B]
Indefinitely postponed
[B]
Obligation terminated
Apr 2009
Jul 2009
Jul 2009
Jan 2010
Jun 2010
7 to 10 REIT index (measured five business days before any anticipated closing date) exceeds 7.34%. As of January 31, 2009, the index was 12.24%.
[B] Closing originally scheduled for December 2008
[A] Pursuant to the contribution agreement, NHP is under no obligation to acquire properties if the trailing 20-day average rate for the JP Morgan JULI BBB

31 December 31, 2008—
Lease Expirations and Mortgage Loans Receivable Principal Payments
Dollars in thousands
Minimum Number of Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities
2009 701             5                -            -              -            -               -             -           701             0% 5
2010 4,671          7                8,297         18               551            1                   -             -           13,519        5% 26
2011 -              -             6,389         19               -            -               -             -           6,389          2% 19
2012 7,586          8                4,332         8                 1,511         1                   1,800          1               15,229        6% 18
2013 11,499        11              5,657         11               363            1                   -             -           17,519        6% 23
2014 8,346          12              4,109         8                 4,872         3                   -             -           17,327        6% 23
2015 1,756          4                3,627         5                 -            -               3,231          1               8,614          3% 10
2016 11,046        10              13,235       26               -            -               4,037          6               28,318        10% 42
2017 2,510          9                5,029         15               -            -               1,863          1               9,402          3% 25
2018 1,335          2                2,794         8                 -            -               -             -           4,129          2% 10
Thereafter 107,972      184            34,126       54               4,103         4                   5,539          17             151,740      57% 259
157,422 $   252            87,595 $    172             11,400 $    10                 16,470 $     26             272,887 $   100% 460
Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of Principal Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities Payments of Total Facilities
2009 -              -             -            -              -            -               -             -           -              67,996        38% 7
2010 -              -             -            -              -            -               -             -           -              20,320        11% 7
2011 -              -             -            -              -            -               -             -           -              33,658        19% 5
2012 5,643          6                -            -              -            -               5,643          13% 6                 715             0% -
2013 -              -             -            -              -            -               -             -           -              16,163        9% 1
2014 -              -             -            -              -            -               -             -           -              777             0% -
2015 -              -             -            -              -            -               -             -           -              3,105          2% 1
2016 1,300          1                -            -              -            -               1,300          3% 1                 2,835          2% 1
2017 -              -             -            -              -            -               -             -           -              15,483        9% 2
2018 5,914          3% 1
Thereafter 13,316        12              20,928       14               2,480         1                   36,724        84% 27               12,214        7% 2
20,259 $     19              20,928 $    14               2,480 $      1                   43,667 $     100% 34               179,180 $   100% 27
(1) Excludes PMBRES and PMB SB.
Assisted and Independent Consolidated Skilled Nursing Total JV Continuing Care
Mortgage Loans Receivable
Consolidated Lease Expirations
Assisted and Independent
Unconsolidated JV Lease Expirations (1)
Skilled Nursing Continuing Care Consolidated Triple-Net Other Triple Net

32 December 31, 2008— PORTFOLIO OVERVIEW * * * * * * * *

33 December 31, 2008—
Portfolio Summary
Gross investment, NOI and security deposits in thousands
Building Investment Percentage of Percentage
Number of Number of Square Gross Per Bed/Unit/ Investment of NOI by
Facilities Beds/Units Feet Investment Square Foot by Category NOI Category
Owned Facilities
Assisted and independent living facilities 251               17,742          1,724,765 $            97,000 $         48% 169,049 $          50%
Skilled nursing facilities 172               19,116          912,414                  48,000 $         25% 90,885               26%
Continuing care retirement communities 10                 1,952            124,808                  64,000 $         3% 12,440               4%
Specialty hospitals 7                   303               75,781                    250,000 $       2% 8,199                 2%
Total senior housing and long-term care 440               39,113          2,837,768               73,000 $         78% 280,573             82%
Triple-net medical office buildings 19                 438,302       121,781                  278 $              3% 4,825                 1%
Total triple-net 459               39,113          438,302       2,959,549               81% 285,398             83%
Multi-tenant medical office buildings 60                 2,737,557    555,600                  203 $              15% 33,656               10%
Total owned 519               39,113          3,175,859    3,515,149               96% 319,054             93%
Mortgage Loans Receivable
Assisted and independent living facilities 9                   668               47,555                    71,000 $         1% 5,509                 2%
Skilled nursing facilities 17                 2,436            55,766                    23,000 $         2% 7,648                 2%
Continuing care retirement communities -               180               9,078                      50,000 $         0% 714                    0%
Total senior housing and long-term care 26                 3,284            112,399                  34,000 $         3% 13,871               4%
Multi-tenant medical office buildings 1                   172,000       47,500                    276 $              1% 883                    0%
Total mortgage loans receivable 27                 3,284            172,000       159,899                  4% 14,754               4%
Other Income 10,226               3%
Total Consolidated Portfolio 546               42,397          3,347,859    3,675,048 $            100% 344,034 $          100%
Consolidated Portfolio by Type
Assisted and independent living facilities 260               18,410          1,772,320 $            96,000 $         48% 174,558 $          51%
Skilled nursing facilities 189               21,552          968,180                  45,000 $         26% 98,533               29%
Continuing care retirement communities 10                 2,132            133,886                  63,000 $         4% 13,154               4%
Specialty hospitals 7                   303               75,781                    250,000 $       2% 8,199                 2%
Total senior housing and long-term care 466               42,397          2,950,167               70,000 $         80% 294,444             86%
Medical office buildings 80                 3,347,859    724,881                  217 $              20% 39,364               11%
Total owned and mortgage loans receivable 546               42,397          3,347,859    3,675,048               100% 333,808             97%
Other income 10,226               3%
Total consolidated 546               42,397          3,347,859    3,675,048               100% 344,034             100%
Unconsolidated JV Ownership
Assisted and independent living facilities 19                 1,806            260,914                  144,000 $       45% 21,597               48%
Skilled nursing facilities 14                 1,884            273,522                  145,000 $       47% 21,462               46%
Continuing care retirement communities 1                   148               29,670                    200,000 $       5% 2,482                 5%
Total senior housing and long-term care 34                 3,838            564,106                  147,000 $       97% 45,541               99%
Medical office buildings 2                   135,884       19,400                    143 $              3% 608                    1%
Total JV owned 36                 3,838            135,884       583,506                  100% 46,149               100%
Other income 101                    0%
Total JV 36                 3,838            135,884       583,506                  100% 46,250               100%
Total Portfolio 582               46,235          3,483,743    4,258,554 $            390,284 $
* Consolidated medical office building gross investment includes of amounts classified as other assets
Unconsolidated medical office building gross investment includes of amounts classified as other assets
Triple-Net Leased Security Information
JV JV
Owned Mortgages Total Owned Owned Mortgages Total Owned
Bank letters of credit 53,755 $            2,675 $         56,430 $       9,900 $        Master leases 84% 100%
Cash deposits 18,952               1,124            20,076          81                Property tax 74% 48% 72% 74%
72,707 $            3,799 $         76,506 $       9,981 $        Cap ex 46% 11% 44% 59%
Consolidated
Percentage with Impounds Security Deposits
Consolidated
114,936 $
1,630 $

34 December 31, 2008—
Portfolio Performance Summary
Gross investment and annualized cash rent in thousands
Number of Average Gross Annualized Current EBITDARM
Facilities Age Investment Cash Rent/NOI Yield Occupancy Coverage
Owned Facilities
Assisted and independent living facilities 251 13 1,724,765 $     165,343 $         9.6% 84.3% 1.26x
Skilled nursing facilities 172 28 912,414 94,066 10.3% 82.2% 1.98x
Continuing care retirement communities 10 25 124,808 12,431 10.0% 88.0% 1.60x
Specialty hospitals 7 16 75,781 8,190 10.8% 75.3% 2.82x
Total senior housing and long-term care 440 19 2,837,768 280,030 9.9% 83.9% 1.56x
Triple-net medical office buildings 19 12 121,781 9,003 7.4% 100.0%
Total triple-net 459 2,959,548 289,033 9.8%
Multi-tenant medical office buildings 60 13 555,600 36,110 6.5% 90.2%
Total owned 519 18 3,515,148 325,143 9.2%
Mortgage Loans Receivable
Assisted and independent living facilities 9 13 47,555 5,471 11.5% 84.4% 1.37x
Skilled nursing facilities 17 34 55,766 7,555 13.5% 84.9% 2.91x
Continuing care retirement communities - 37 9,078 643 7.1% 92.5% 3.98x
Total senior housing and long-term care 26 26 112,399 13,669 12.2% 85.3% 2.35x
Multi-tenant medical office buildings 1 2 47,500 3,095 6.5% 95.0%
Total mortgage loans receivable 27 19 159,899 16,764 10.5%
Total NHP Consolidated Portfolio 546 18 3,675,048 $     341,907 $         9.3% 1.60x
Consolidated Portfolio by Type
Assisted and independent living facilities 260 13 1,772,320 $     170,814 $         9.6% 84.3% 1.26x
Skilled nursing facilities 189 29 968,180 101,621 10.5% 82.4% 2.04x
Continuing care retirement communities 10 26 133,886 13,074 9.8% 88.4% 1.71x
Specialty hospitals 7 16 75,781 8,190 10.8% 75.3% 2.82x
Total senior housing and long-term care 466 19 2,950,167 293,698 10.0% 83.3% 1.59x
Medical Office Buildings 80 12 724,881 48,209 6.7% 91.6%
Total consolidated 546 18 3,675,048 341,907 9.3%
Unconsolidated JV Ownership
Assisted and independent living facilities 19 13 260,914 21,297 8.2% 86.4% 1.15x
Skilled nursing facilities 14 21 273,522 21,426 7.8% 92.9% 1.82x
Continuing care retirement communities 1 12 29,670 2,480 8.4% 87.0% 1.66x
Total senior housing and long-term care 34 17 564,106 45,202 8.0% 89.4% 1.50x
Medical office buildings 2 27 19,400 1,316 6.8% 87.8%
Total unconsolidated JV 36 17 583,506 46,518 8.0%
Total Portfolio 582 18 4,258,554 $     388,425 $         9.1% 1.59x
* Medical office building cost per square foot and gross investment reflects total purchase price including amounts classified as other assets
** Total Facilities does not include 1 ALF facility that was held for sale as of December 31, 2008 and sold in January 2009

BROOKDALE SENIOR LIVING

Hearthstone

WINGATE HEALTHCARE

BEVERLY Living Centers

Senior Living Group Atria

Nationwide Health Properties

35 December 31, 2008—
Portfolio Performance Summary (2)
Top 5   = 40%
Top 10 = 55%
Top 15 = 62%
Asset Type
Pay Source
Locations Tenant/Operator
WI
(6%)
MA
(6%)
CA
(12%)
TX
(13%)
(based on investment)
(based on investment*)
(based on revenue)
WA
(6%)
*Investment includes all asset types
Private Pay
74%
Medicaid
16%
Medicare
10%
Independent and
Assisted Living
48%
Skilled Nursing
26%
MOBs
20%
Other
6%

36 December 31, 2008—
Consolidated Portfolio Performance by Asset Type (excluding MOBs)
DEC 2008 SEP 2008 Q/Q Chg DEC 2007 Y/Y Chg DEC 2008 SEP 2008 DEC 2007
Assisted and independent living
Annualized Facility Revenue ($000s) 586,787 $      585,058 $     0.3% 564,276 $      4.0% 604,454 $      601,469 $      660,972 $
Occupancy 83.7% 84.2% -0.5% 86.7% -3.0% 84.3% 83.8% 85.4%
Monthly revenue per occupied bed/unit 3,045 $          3,009 $         1.2% 2,908 $          4.7% 3,128 $          3,010 $          3,338 $
Annualized Facility EBITDARM ($000s) 208,257 $      206,360 $     0.9% 203,140 $      2.5% 214,698 $      211,459 $      239,326 $
Facility EBITDARM % 35.5% 35.3% 0.2% 36.0% -0.5% 35.5% 35.2% 36.2%
NHP Annualized Cash Rent ($000s) 163,511 $      161,970 $     1.0% 158,459 $      3.2% 170,814 $      167,406 $      181,123 $
Facility EBITDARM coverage 1.27x 1.27x 0.0% 1.28x -0.6% 1.26x 1.26x 1.32x
Facility EBITDAR coverage 1.09x 1.09x 0.1% 1.10x -0.9% 1.08x 1.08x 1.14x
Facility EBITDAR - Capex coverage 1.03x 1.03x 0.1% 1.04x -1.1% 1.01x 1.02x 1.08x
Skilled nursing facilities
Annualized Facility Revenues ($000s) 1,188,138 $   1,177,201 $  0.9% 1,126,049 $   5.5% 1,306,563 $   1,283,216 $   1,262,962 $
Occupancy 83.1% 82.4% 0.6% 84.0% -1.0% 82.4% 80.0% 82.4%
Monthly revenue per occupied bed/unit 6,189 $          6,058 $         2.2% 5,781 $          7.1% 6,374 $          6,227 $          5,717 $
Q-Mix (Private + Medicare) 46.5% 44.2% 2.3% 42.1% 4.4% 46.4% 43.5% 39.8%
Annualized Facility EBITDARM ($000s) 196,631 $      197,406 $     -0.4% 186,066 $      5.7% 207,737 $      206,314 $      206,067 $
16.5% 16.8% -0.2% 16.5% 0.0% 15.9% 16.1% 16.3%
NHP Annualized Cash Rent ($000s) 94,078 $        93,422 $       0.7% 91,219 $        3.1% 101,621 $      100,167 $      96,989 $
Facility EBITDARM coverage 2.09x 2.11x -1.1% 2.04x 2.5% 2.04x 2.06x 2.12x
Facility EBITDAR coverage 1.46x 1.48x -1.6% 1.42x 2.5% 1.40x 1.42x 1.47x
Facility EBITDAR - Capex coverage 1.37x 1.39x -1.7% 1.33x 2.9% 1.31x 1.33x 1.38x
SAME PROPERTY (PERFORMANCE) TOTAL

37 December 31, 2008—
Consolidated Portfolio Performance (excluding MOBs )
DEC 2008 SEP 2008 Q/Q Chg DEC 2007 Y/Y Chg DEC 2008 SEP 2008 DEC 2007
NHP Consolidated Portfolio
(excluding MOBs)
Annualized Facility Revenue ($000s) 1,959,789 $   1,945,533 $  0.7% 1,860,965 $   5.3% 2,100,949 $   2,072,881 $   2,112,162 $
Occupancy 83.8% 83.7% 0.1% 85.5% -1.8% 83.3% 82.0% 84.2%
Monthly revenue per occupied bed/unit 4,997 $          4,687 $         6.6% 4,513 $          10.7% 5,045 $          4,730 $          4,842 $
Annualized Facility EBITDARM ($000s) 449,980 $      448,946 $     0.2% 429,012 $      4.9% 467,905 $      463,229 $      488,408 $
Facility EBITDARM % 23.0% 23.1% -0.1% 23.1% -0.1% 22.3% 22.3% 23.1%
Total NHP Annualized Cash Rent ($000s) 277,609 $      275,665 $     0.7% 269,554 $      3.0% 293,698 $      288,455 $      298,533 $
NHP Rent (Payor Mix)
Private 70.1% 69.2% 0.9% 68.9% 1.3% 69.5% 68.6% 70.1%
Medicare 10.8% 11.1% -0.3% 10.9% -0.1% 11.0% 11.3% 10.4%
Medicaid 19.0% 19.6% -0.6% 20.0% -1.0% 19.4% 20.0% 19.2%
Other 0.1% 0.2% -0.1% 0.2% -0.1% 0.1% 0.2% 0.2%
Total NHP Annualized Cash Rent 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.62x 1.63x -0.6% 1.59x 1.6% 1.59x 1.61x 1.64x
Facility EBITDAR coverage 1.27x 1.28x -0.8% 1.25x 1.5% 1.24x 1.25x 1.28x
Facility EBITDAR - Capex coverage 1.19x 1.20x -0.8% 1.17x 1.6% 1.16x 1.17x 1.21x
Total Portfolio | Facility Payor Mix
DEC 2008 SEP 2008 DEC 2007 DEC 2008 SEP 2008 DEC 2007 DEC 2008 SEP 2008 DEC 2007
Private 99.9% 99.8% 99.1% 19.5% 17.2% 17.3% 49.1% 46.1% 47.4%
Medicare 0.0% 0.0% 0.0% 26.5% 27.3% 27.1% 17.7% 18.9% 18.2%
Medicaid 0.1% 0.2% 0.9% 53.6% 55.0% 54.9% 32.8% 34.7% 34.0%
Other 0.0% 0.0% 0.0% 0.4% 0.5% 0.7% 0.4% 0.3% 0.4%
Total Tenant Revenue 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Q-Mix (Private + Medicare) 99.9% 99.8% 99.1% 46.0% 44.5% 44.4% 66.8% 65.0% 65.6%
* Excludes assets held for sale, medical office buildings and JV assets
ALF/ILF SNF Total
SAME PROPERTY (PERFORMANCE) TOTAL

38 December 31, 2008—
Tenant Concentration
Gross investment and annualized cash rent in thousands
Number of
Number of Beds/Units Gross Percent by Annualized Percent by Average Remaining EBITDARM
Tenant Concentration
Facilities Inservice Investment Investment Cash Rent/NOI Cash Rent Age Term Coverage
1 Brookdale Senior Living [A] 96 5,945 467,348 $      12.7% 51,841 $          15.2% 14 10.7 1.43x
2 Hearthstone Senior Services 32 3,794 431,297 11.7% 36,311 10.6% 10 12.5 1.25x
3 Wingate Healthcare 19 2,528 244,942 6.7% 20,781 6.1% 21 11.0 1.75x
4 Beverly Enterprises 28 3,100 105,240 2.9% 14,651 4.3% 33 5.5 2.16x
5 Atria Senior Living 9 1,314 81,524 2.2% 12,441 3.6% 28 12.1 1.27x
Top 5 184 16,681 1,330,350 36.2% 136,025 39.8% 16 10.3 1.50x
6 Senior Services of America 18 1,408 126,717 3.5% 11,744 3.4% 16 12.4 1.15x
7 Laureate Group 9 1,526 118,946 3.2% 10,784 3.2% 16 4.1 1.44x
8 Magnolia Health Systems 27 2,322 125,026 3.4% 10,167 3.0% 30 18.2 1.73x
9 Nexion Health Management 20 2,177 70,393 1.9% 8,762 2.6% 23 4.6 1.72x
10
Carillon Assisted Living 9 928 105,847 2.9% 8,719 2.6% 8 13.0 1.37x
Top 10 267 25,042 1,877,279 51.1% 186,201 54.5% 17 10.6 1.49x
11 Emeritus Corporation [A] 6 533 70,177 1.9% 6,218 1.8% 11 7.8 1.29x
12 Trans Healthcare [B] 7 1,062 46,676 1.3% 5,576 1.6% 41 5.0 0.70x
13 HEALTHSOUTH 2 120 45,689 1.2% 4,990 1.5% 18 5.2 2.06x
14
Epic Group 7 892 52,601 1.4% 4,445 1.3% 36 7.3 1.78x
15
Primrose Retirement Associates
[A]
8 429 55,016 1.5% 4,436 1.3% 9 13.1 1.10x
Top 15 297 28,078 2,147,437 58.4% 211,866 62.0% 18 10.4 1.47x
Other - Senior Housing and
Long-Term Care Tenants 169 13,688 802,730 21.9% 81,832 23.9% 21 7.9 1.99x
Medical Office Buildings 80 724,881 19.7% 48,209 14.1% 12
Total NHP Consolidated Portfolio 546 41,766 3,675,048 $
100.0%
341,907 $
100.0%
19 9.5 1.60x
* Performance metrics exclude assets held for sale and JV assets
**Ranked by Annualized Cash Rent/NOI
[A] Public company tenant
[B] Effective November 1, 2009, four of Trans Healthcare facilities will be trasfered to another operator; reducing the total annualized cash rent from Trans Healthcare to $3.2 million.

39 December 31, 2008—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Medicaid as
Number of Beds/Units Gross Percent by Annualized Percent by Percent of
Facilities Inservice Investment Investment Cash Rent Cash Rent Cash Rent [A]
1 Texas 61 6,205 447,684 $       15.2% 44,101 $      15.0% 3.7%
2 Massachusetts 19 2,421 219,324 7.4% 18,936 6.4% 3.3%
3 Wisconsin 49 2,837 210,555 7.1% 19,794 6.7% 1.3%
4
California 26 2,837 188,546 6.4% 26,742 9.1% 1.6%
5
Tennessee 22 1,977 182,824 6.2% 14,782 5.0% 1.2%
Top 5 177 16,277 1,248,934 42.3% 124,355 42.3% 11.1%
6 Florida 26 2,460 149,343 5.1% 13,633 4.6% 1.5%
7 Indiana 32 2,575 142,818 4.8% 12,108 4.1% 2.4%
8 Ohio 18 1,661 116,624 4.0% 11,881 4.0% 1.2%
9 Washington 17 1,465 115,361 3.9% 11,236 3.8% 0.8%
10 North Carolina 11 1,120 111,135 3.8% 9,567 3.3% 0.6%
Top 10 281 25,558 1,884,214 63.9% 182,780 62.2% 17.5%
11 New York 6 846 101,868 3.5% 9,885 3.4% 1.2%
12 Michigan 17 1,357 100,487 3.4% 8,717 3.0% 1.0%
13
Minnesota 13 849 66,341 2.3% 5,574 1.9% 0.9%
14
Arizona 6 615 57,015 1.9% 6,801 2.3% 0.1%
15
Missouri 16 1,149 53,142 1.8% 5,454 1.9% 0.9%
Top 15 339 30,374 2,263,067 76.7% 219,211 74.6% 21.6%
Other States 127 11,392 687,100 23.3% 74,487 25.4% 12.5%
Total 466 41,766 2,950,167 $    100.0% 293,698 $    100.0% 34.1%
Medical Office Buildings 80 724,881 48,209
Total NHP Consolidated Portfolio 546 3,675,048 341,907
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
**Ranked by Annualized Gross Investment
[A] Medicaid as a percent of cash rent represents an estimate of the portion of NHP's total senior housing and long-term care portfolio total rental income derived from the underlying Medicaid reimbursement of our tenants and borrowers (Medicaid income of our tenant divided by total income of our tenant multiplied by the rent or interest paid to NHP)

40 December 31, 2008—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Revenue
Number of Beds/Units Gross Annualized EBITDARM per occupied Average Remaining % SNF by
Facilities Inservice Investment Cash Rent Coverage bed/unit Age Term Cash Rent
1 Texas 61 6,205 447,684 $      44,101 $       1.61x 4,424 $         14 7.5 29.0%
2 Massachusetts 19 2,421 219,324 18,936 1.73x 7,624 24 10.5 81.5%
3 isconsin 49 2,837 210,555 19,794 1.51x 3,340 18 10.1 16.5%
4 California 26 2,837 188,546 26,742 1.38x 5,816 12 8.0 16.6%
5 Tennessee 22 1,977 182,824 14,782 1.09x 3,609 13 8.6 16.7%
Top 5 177 16,277 1,248,934 124,355 1.50x 4,911 16 8.9 30.9%
6 Florida 26 2,460 149,343 13,633 1.93x 5,118 17 9.5 20.7%
7
Indiana 32 2,575 142,818 12,108 1.62x 5,430 27 16.0 81.7%
8 Ohio 18 1,661 116,624 11,881 1.06x 4,772 17 8.3 25.6%
9
ashington 17 1,465 115,361 11,236 1.98x 5,207 18 10.8 37.3%
10 North Carolina 11 1,120 111,135 9,567 1.46x 3,444 8 12.5 3.7%
Top 10 281 25,558 1,884,214 182,780 1.54x 4,924 16 10.2 32.1%
11
New York 6 846 101,868 9,885 1.44x 6,883 17 9.4 50.3%
12 Michigan 17 1,357 100,487 8,717 1.91x 4,789 9 11.4 6.9%
13
Minnesota 13 849 66,341 5,574 1.30x 4,328 26 10.4 40.0%
14 Arizona 6 615 57,015 6,801 1.62x 8,021 14 9.2 0.0%
15
Missouri 16 1,149 53,142 5,454 1.89x 4,678 20 4.3 98.9%
Top 15 339 30,374 2,263,067 219,211 1.55x 5,015 17 9.8 32.8%
Other States 127 11,392 687,100 74,487 1.78x 5,134 19 6.7 24.8%
Total 466 41,766 2,950,167 $   293,698 $     1.59x 5,038 $         18 9.5 30.8%
Medical Office Buildings 80 724,881 48,209 12
Total NHP Consolidated Portfolio 546 3,675,048 341,907 18
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
**Ranked by Annualized Gross Investment
Note:  Lease terms for NHP facilties generally are between ten and fifteen years with renewal options, if exercised, that add ten to fifteen additional years.
In general, NHP receives contractual rent escalators in the range of 1.5% to 2.5% for skilled nursing assets and 2.0% to 3.0% for assisted living assets
W
W

41 December 31, 2008—
Portfolio Performance Summary | Asset Class Composition Trends (by Investment)
61%
62%
63%
56% 56%
50%
49%
48%
30%
29%
28%
27% 27%
27%
27%
26%
2% 2% 2%
11% 11%
17%
18%
20%
7% 7% 7%
6% 6% 6% 6% 6%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
ALF SNF MOB Other

42 December 31, 2008—
Portfolio Performance Summary | Private Pay Composition Trends (by Revenue)
68%
71% 71% 71% 71%
74%
73%
74%
21%
18% 18%
19% 19%
17%
17%
16%
11% 11% 11%
10% 10%
9%
10% 10%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
Private Medicaid Medicare

43 December 31, 2008—
Portfolio Performance Summary | Top Tenant Concentration Trends (by Revenue)
48%
49% 49%
46%
41%
39% 39%
40%
65%
65%
64%
61%
57%
56%
56%
55%
75% 73%
71%
69%
66%
64%
63% 62%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
Top 5 Top 10 Top 15

44 December 31, 2008—
Unconsolidated JV Portfolio Performance Metrics
Assisted and Skilled
Independent Living Nursing CCRC Portfolio
DEC 2008 DEC 2008 DEC 2008 DEC 2008
Unconsolidated JV Portfolio
Annualized Facility Revenue ($000s) 72,521 $                           156,270 $                         13,437 $                           242,229 $
Occupancy 86.4% 92.9% 87.0% 89.4%
Monthly revenue per occupied bed/unit 3,775 $                             8,260 $                             8,289 $                             6,094 $
Q-Mix (Private + Medicare) 97.1% 63.4% 100.0% 75.5%
Annualized Facility EBITDARM ($000s) 24,533 $                           39,026 $                           4,119 $                             67,678 $
Facility EBITDARM % 33.8% 25.0% 30.7% 27.9%
Total JV Annualized Cash Rent ($000s) 21,297 $                           21,426 $                           2,480 $                             45,202 $
JV Rent (Payor Mix)
Private 97.1% 39.4% 73.5% 68.5%
Medicare 0.0% 24.0% 26.5% 12.8%
Medicaid 2.9% 36.6% 0.0% 18.7%
Other 0.0% 0.0% 0.0% 0.0%
Total JV Annualized Cash Rent 100.0% 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.15x 1.82x 1.66x 1.50x
Facility EBITDAR coverage 0.98x 1.46x 1.39x 1.23x
Facility EBITDAR - Capex coverage 0.93x 1.43x 1.37x 1.19x
Total

45 December 31, 2008—
Medical Office Building Portfolio Performance Metrics
Gross investment dollars in thousands
Gross
Number of Gross Investment Percent Average Rentable
Ownership
Facilities Investment per SQFT On Campus Age SQFT Current Year Prior Year Change
BROE I  - 90% 20 56,861 $        76 60.0% 21 752,793 82.2% 81.9% 0.3%
BROE II - 95% 16 94,624 169 100.0% 16 558,707 89.4%
McShane - 95% 7 46,773 116 57.1% 16 404,227 92.9%
Unconsolidated JV 2 19,400 146 100.0% 27 133,001 87.8%
NHP Multi-Tenant - 100% 17 357,343 351 76.5% 11 1,018,327 95.4%
NHP Triple-Net - 100% 19 121,781 279 5.3% 12 437,013 100.0%
NHP Multi-Tenant Mortgages 1 47,500 276 100.0% 2 172,000 95.0%
Total MOB Portfolio 82 744,281 $      214 $            59.8% 12 3,476,068 91.6%
Current Year Prior Year % Change Current Year Prior Year % Change Current Year Prior Year Change
BROE I  - 90% 11,009 $         11,018 $        -0.1% 5,160 $           4,767 $         8.2% 46.9% 43.3% 3.6%
BROE II - 95% 11,479 6,487 56.5%
McShane - 95% 7,216 3,382 46.9%
Unconsolidated JV 1,316 1,316
NHP Multi-Tenant - 100% 34,306 21,082 61.5%
NHP Triple-Net - 100% 9,003 9,003
NHP Multi-Tenant Mortgages 3,095 3,095
Total MOB Portfolio 77,423 $         49,524 $         56.4%
Gross  Building
Number of Gross Percent by Investment Square Percent by
MOBs by state Facilities Investment Investment per SQFT Feet Square Feet
1 California 10 245,052 $      32.9% 344 $              712,869 20.5%
2 Washington 7 118,684 16.0% 324 $              366,483 10.5%
3 Illinois 12 67,073 9.0% 175 $              383,058 11.0%
4 Missouri 7 46,773 6.3% 116 $              404,227 11.6%
5
Florida 10 42,053 5.7% 356 $              118,206 3.4%
Top 5 46 519,635 69.8% 262 $              1,984,843 57.1%
6
Nevada 2 38,127 5.1% 262 $              145,637 4.2%
7 Oregon 1 32,121 4.3% 306 $              104,856 3.0%
8 Texas 7 32,560 4.4% 111 $              294,152 8.5%
9 Louisiana 8 31,141 4.2% 81 $                 384,588 11.1%
10 Alabama 1 16,706 2.2% 273 $              61,219 1.8%
Top 10 65 670,289 90.1% 225 $              2,975,295 85.6%
11 South Carolina 2 16,302 2.2% 149 $              109,704 3.2%
12 Indiana 4 15,725 2.1% 282 $              55,814 1.6%
13 Ohio 1 13,269 1.8% 199 $              66,776 1.9%
14 Georgia 3 10,045 1.4% 81 $                 123,294 3.6%
15 Virginia 3 6,749 0.9% 103 $              65,315 1.9%
Top 15 78 732,380 98.4% 216 $              3,396,198 97.7%
Other States 4 11,900 1.6% 149 $              79,870 2.3%
Medical Office Buildings 82 744,281 $      100.0% 214 $              3,476,068 100.0%
Annualized Revenue Annualized Cash Rent/NOI Operating Margin
Occupancy

46 December 31, 2008—
Portfolio Performance Measures Definitions
Annualized Cash Rent/NOI:
The most recent monthly total cash rent due from our tenants as of the end of the current reporting period multiplied by twelve. For our multi-tenant medical office building portfolio, NOI rather than cash rent is annualized. We use
Annualized Cash Rent to calculate our EBITDARM, EBITDAR and EBITDAR –
Capex coverages.
Facility EBITDAR:
Earnings before interest, taxes, depreciation, amortization and rent on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR to calculate the
EBITDAR (cash flow) coverage for our portfolio.
Facility EBITDAR Coverage:
Annualized EBITDAR divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations. EBITDAR
Coverage of 1.0X would indicate the EBITDAR is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations. This is the mid-range coverage calculation we utilize.
Facility EBITDARM:
Earnings before interest, taxes, depreciation, amortization, rent and management fees on an annualized basis. We believe EBITDARM is a good estimate of facility cash flows before payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues)
which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDARM. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDARM to calculate the EBITDARM (cash flow before management fee) coverage for our portfolio.
Facility EBITDARM Coverage:
Annualized EBITDARM divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations assuming it doesn’t have to pay its management fee. EBITDARM Coverage of 1.0X would indicate the EBITDARM is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations.
This is the least restrictive coverage measure we utilize.
Facility EBITDAR - Capex:
Earnings before interest, taxes, depreciation, amortization and rent less minimum capital expenditures (capex) calculated on an annualized basis.
We believe EBITDAR is a good estimate of facility cash flows after a reserve for minimum capital expenditures required to maintain a facility. We use a standardized imputed capital expenditure schedule in our calculations based on the type, size and age of each facility which we believe represents typical minimum capital expenditures for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR - Capex. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR - Capex to calculate the EBITDAR – Capex (cash flow after reserves for minimum capex requirements) coverage for our portfolio.
Facility EBITDAR - Capex Coverage:
Annualized EBITDAR - Capex divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations after it makes the minimum capital expenditures required to maintain the facility. EBITDAR
- Capex Coverage of 1.0X would indicate the EBITDAR - Capex is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations. This is the most restrictive coverage measure we utilize.
Facility Revenues:
The revenues generated by each individual facility on an annualized basis.
We receive periodic facility financial information from our tenants that we utilize to calculate Facility Revenues. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.

47 December 31, 2008—
Portfolio Performance Measures Definitions (2)
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets.
Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Monthly Revenue per Occupied Bed/Unit:
For our senior housing and long-term care portfolio, monthly revenue per occupied bed or unit is derived by determining the monthly revenue generated by each individual facility divided by the total number of actual resident days for a 30-day month. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
Occupancy:
For our senior housing and long-term care portfolio, occupancy represents a facility’s actual resident days (total number of beds or units occupied multiplied by the number of days in the period) divided by the total resident capacity
(total number of beds or units in service for the period multiplied by the number of days in the period). For medical office buildings, facility occupancy represents the leased square feet divided by the total rentable square feet. In all cases (senior housing, long-term care and medical office buildings), the reporting period represents the month prior to quarter end. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
NOI:
Net operating income (“NOI”) is a non-GAAP supplemental financial measure used to evaluate the operating performance of our facilities. We define NOI for our triple-net leases segment as rent revenues. For our multi-tenant leases segment, we define NOI as revenues minus medical office building operating expenses. In some cases, revenue for medical office buildings includes expense reimbursements for common area maintenance charges. NOI excludes interest expense and amortization of deferred financing costs, depreciation and amortization expense, general and administrative expense and discontinued operations. We present NOI as it effectively presents our portfolio on a “net” rent basis and provides relevant and useful information as
NOI (continued):
it measures the operating performance at the facility level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties. Furthermore, we believe that NOI provides investors relevant and useful information because it measures the operating performance of our real estate at the property level on an unleveraged basis. We believe that net income is the GAAP measure that is most directly comparable to NOI. However, NOI should not be considered as an alternative to net income as the primary indicator of operating performance as it excludes the items described above. Additionally,
NOI as presented above may not be comparable to other REITs or companies as their definitions of NOI may differ from ours.
Q-Mix:
For our long-term care portfolio, Q-Mix (abbreviation for Quality-Mix) refers to the combination of a Tenant’s private and medicare revenues as a percentage of total revenues. As private and medicare rates are generally higher at long-term care facilities, Tenants can oftentimes improve margins by selectively targeting medicare and private-pay residents. As such, an increase in the Q-Mix generally results in a corresponding increase in a
Tenant’s total revenues.
Rentable Square Feet:
For our medical office building portfolio, rentable square feet represents the area measured to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. An add-on or load factor is used to charge the tenant for a percentage of the common areas, so that the total rentable square footage for the building is equal to sum of each floor’s rentable area.
Same Property (Performance):
Results shown under the Same Property caption present the financial or other performance measures for only those facilities that were in our portfolio for more than twelve month at the end of all periods presented.